SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2008

000-27763
(Commission file number)

SITESTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	88-0397234
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

7109 Timberlake Road
Lynchburg, VA 24502
(Address of principal executive offices) (Zip Code)

(434) 239-4272
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 22, 2008, Registrant issued a press release announcing a stock repurchase program that authorizes the repurchase of up to 10,000,000 shares of the Company’s common stock. The shares will be made on the open market at prevailing prices or in privately negotiated transactions.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

We are filing this Amendment No.1 to the report to amend the exhibit required under Item 9.01 of Form 8-k.

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report pursuant to Item 601 of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2008

SITESTAR CORPORATION

By:	/s/ Frank Erhartic
Name: Frank Erhartic
Title: President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Sitestar Corporation Press Release dated October 22, 2008